                       SEMIANNUAL REPORT / APRIL 30 1999


                                      AIM
                         GLOBAL FINANCIAL SERVICES FUND

                                 [COVER IMAGE]



                            [AIM LOGO APPEARS HERE]






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                                 [COVER IMAGE]

                     -------------------------------------

                 THE BANKER AND HIS WIFE QUENTIN METSYS (1514)

             THE WORLD'S EARLIEST BANKS CAME ABOUT WHEN PEOPLE PRE-

           SENTED THEIR FORTUNES FOR SAFEKEEPING TO THOSE THEY COULD

                TRUST, USUALLY GOLDSMITHS. THE GOLDSMITHS WOULD

            ISSUE A NOTE THAT OFFERED TO PAY THE BEARER THE VALUE OF

           THE COINS DEPOSITED. THESE NOTES WERE OFTEN EXCHANGED AND

             CIRCULATED, RATHER THAN CASHED IN, AND THE GOLDSMITHS

            PROFITED BY CHARGING INTEREST ON THE LOANS THEY GRANTED

                 USING THE GOLD AND SILVER IN THEIR POSSESSION.

                     -------------------------------------


AIM Global Financial Services Fund is for shareholders seeking long-term growth of capital by investing primarily in the equity securities of financial-services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o   AIM Global Financial Services Fund (formerly GT Global Financial Services
    Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o For periods ended April 30, 1999, average annual total returns including sales charges are as follows: Class A shares: since inception (5/31/94), 17.74%; 1 year, 12.96%. Class B shares: since inception (5/31/94), 18.12%; 1 year, 13.03%. Class C shares: since inception (3/1/99), 18.20%. Advisor Class Shares: since inception (6/1/95), 25.58%; 1 year 19.26%.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI Banking Index is a group of unmanaged banking industry securities from the world's developed markets tracked by Morgan Stanley Capital International.
o The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
               OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                     COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
     [PHOTO OF      many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
      Bauer,        feel comfortable.
    Chairman of         During March and April, AIM participated in an
   the Board of     industrywide test that gave us a chance to see how our
     THE FUND       technology systems might be affected by the changeover to
   APPEARS HERE]    the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.


TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.

                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------

                       AIM GLOBAL FINANCIAL SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FINANCIAL STOCKS MAKE A COMEBACK

FINANCIAL STOCKS WERE SOME OF THOSE HARDEST HIT DURING LAST YEAR'S MARKET DOWNTURN. HOW DID AIM GLOBAL FINANCIAL SERVICES FUND PERFORM DURING THE REPORTING PERIOD?
Since our last report, the Fund's performance has improved markedly due to a strong rebound in financial stocks and a strong U.S. economy.
    For the six-month period ended April 30, 1999, the Fund posted a total return of 40.32% for Class A shares and 39.93% for Class B shares, excluding sales charges. Advisor Class shares finished the reporting period with a total return of 40.69%. Those results finished soundly ahead of the MSCI World Index, which had a return of 19.57% for the same period. The Fund also outperformed the MSCI Banking Index, which posted a return of 23.61%.
    Class C shares of the Fund, which commenced sales on March 1, 1999, had a cumulative total return of 19.20% since that date, excluding sales charges.


===============================================================================
FUND BEATS INDEXES

For the six-month period ended 4/30/99,
excluding sales charges
-------------------------------------------------------------------------------

CLASS A SHARES                         40.32%

CLASS B SHARES                         39.93%

MSCI BANKING INDEX                     23.61%

MSCI WORLD INDEX                       19.57%

Past performance is no guarantee of comparable future results.
===============================================================================

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?
Global markets rebounded in late 1998 largely due to a global credit easing initiated by the Federal Reserve Board's (the Fed) rate cuts in the United States. The Fed's moves helped buoy stocks and halt the downward spiral that started in Asia and gave emerging markets-and the global financial system-a big scare last summer.
    The United States continues to see strong economic growth, stable prices for goods and services, record low unemployment and stable lending rates. The U.S. economy grew at a rate of 4.5% during the first quarter of 1999, with inflation below 1%. In his semiannual report on monetary policy and the economy, Fed Chairman Alan Greenspan said the Fed would need to re-evaluate the interest-rate situation now that some stability has returned to world financial markets.

HOW WERE THINGS IN EUROPE?
The debut of Europe's new common currency, the euro, at the beginning of 1999 went smoothly. However, the euro has lost ground against the dollar since its issuance and continues to lag. Europe has been enveloped in an economic malaise-the European Central Bank (ECB) seems to be divided on the cause of and cure for Europe's slump. The ECB cut the euro-zone discount interest rate on April 8, and while inflation is low in the region, economists are concerned about the economic outlook because of widely varying growth rates among the euro-zone countries.

WHAT HAS BEEN HAPPENING WITH FINANCIAL STOCKS?
Financial-services stocks, which fell more sharply than the market as a whole last year, at first recovered more quickly, but have since lagged the market slightly. However, the U.S. financial sector continued to shine during the first part of 1999, driven by benign interest rates and strong consumer spending. We currently believe that financial-services stocks are likely to produce stronger percentage earnings growth during 1999 than the market as a whole (as represented by the S&P 500).
    The output of financial services has exploded in recent years with increased lending to customers, more ATM usage and rising mortgage activity. The financial sector has generated almost 18% of total U.S. corporate profits in the 1990s, and financial-services firms are some of the biggest high-tech users in the world. However, there is definitely less enthusiasm for banks and brokerages with global reach because of the deep losses many of those companies endured in 1998.
    The trend of consolidation in the financial-services industry continued with the purchase of BankBoston by Fleet Financial Group to create the eighth largest bank in the United States. We also saw a continuation of the trend of European companies buying U.S. household-name firms, such as

PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

===============================================================================
  TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------

  1. Knight/Trimark Group, Inc. - Class A         4.54%
  2. Citigroup Inc.                               3.98
  3. Providian Financial Corp.                    3.89
  4. Freddie Mac                                  2.45
  5. Chase Manhattan Corp. (The)                  2.44
  6. TeleBanc Financial Corp.                     2.43
  7. Fannie Mae                                   2.26
  8. Alliance Capital Management L.P.             2.16
  9. Marsh & McLennan Co.                         2.14
 10. Investors Financial Services Corp.           2.10

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
===============================================================================

          See important Fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


the acquisition of U.S.-based Bankers Trust by Germany's Deutsche Bank. We believe accelerated consolidation will persist around the world.

HOW WAS THE FUND POSITIONED DURING THE REPORTING PERIOD?
We were well positioned for the recovery in financial stocks because we felt stocks had been oversold during the market downturn. That led us to hold large positions in companies where we saw continued strong earnings growth, high probability of positive revisions to earnings estimates, and stock declines in spite of recent positive earnings surprises. We attribute our strong performance during the last six months to our momentum strategy of buying those kinds of stocks.

WHAT ARE SOME COMPANIES YOU LIKED?
Here in the United States, we see continued gross domestic product growth and flat-to-falling interest rates. This, coupled with lower personal bankruptcy rates and improving asset quality, makes credit-card banks the place to be. Examples of stocks we own include Providian Financial, American Express, Capital One Financial, Metris Companies and MBNA.
    The Fund also emphasized financial-services companies profiting from Internet growth and mortgage-finance companies benefiting from new home sales, refinancing and the strong economy. Examples of Internet-related holdings include Charles Schwab, the dominant on-line trading broker; Knight/Trimark, a securities broker that reaches potential customers via online advertising; and TeleBanc Financial, the largest electronic bank in the United States.
    The Fund's mortgage-finance holdings include bellwether stocks Fannie Mae and Freddie Mac. For more on these companies, see the sidebar.
    We have made some purchases in the insurance industry where earnings have been coming in a bit higher than expected. Examples of those holdings are AFLAC, Marsh & McLennan and Jefferson-Pilot.

HOW IS THE FUND WEIGHTED GEOGRAPHICALLY?
The Fund is slightly more than 75% invested in the United States, which still makes it slightly more global than its peers. Outside of the United States, about 16% of the Fund is in Europe, primarily in countries such as Ireland, the Netherlands and the United Kingdom. The non-U.S. holdings are mostly large, European insurance and bank stocks such as Axa and Societe Generale in France, Allied Irish Banks, Royal Bank of Scotland, and Lloyds TSB in the United Kingdom.

WHAT IS YOUR OUTLOOK?
The outlook for financial stocks and for the Fund is bright. Interest rates and inflation are likely to remain low, which should help the entire financial sector. We also expect strong earnings reports to continue, particularly for credit-card banks and Internet-related financial companies. We still think the backdrop is positive for financial-services companies. The industry's average earnings growth during the rest of the year may exceed overall market earnings growth, and if that happens, financial-services stocks could outperform the market as a whole.

FANNIE MAE AND FREDDIE MAC
You see these names in the financial pages of newspapers and Fund reports. But do you know who Fannie Mae and Freddie Mac are?
    Fannie Mae, formerly the Federal National Mortgage Association, was created by Congress in 1938 to bolster the housing industry during the Depression. But since 1968 Fannie Mae has operated with private capital on a self-sustaining basis.
    Fannie Mae does not lend money directly to home buyers. Instead, the agency buys conventional and insured mortgages from lending institutions and agencies. The lenders, in turn, can use that money to make more mortgages for more home buyers. Fannie Mae also issues what are known as mortgage-backed securities
(MBS) in exchange for pools of mortgages from lenders. These MBS provide lenders with a highly liquid asset to hold or sell on the open market.
    Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, was created in 1970. It essentially has the same function as Fannie Mae. The difference is that Freddie Mac purchases residential mortgages from financial institutions and packages them into securities to sell to investors in the secondary mortgage market, that is, the market where mortgages are bought and sold by various investors such as Fannie Mae, insurance companies and securities dealers.
    Shares of both Fannie Mae and Freddie Mac are traded on the New York Stock Exchange. Neither agency is funded by the U.S. government, and both are among the country's largest taxpayers.

===============================================================================
GEOGRAPHIC ALLOCATION

Asia                     3.4%

Other                    2.8%

Europe                  16.5%

North America             76%

Latin America            1.3%
===============================================================================

          See important Fund and index disclosures inside front cover.

                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


OF FINANCE AND THE FED

A few words from Federal Reserve Board Chairman Alan Greenspan can send the markets into a frenzy or calm them down.
    Why? In 1998, a year of record volatility in stock and bond markets, when investors and analysts alike seemed genuinely puzzled as to what to do next, the Federal Reserve Board became a constant in the midst of the unsettling environment.

WHAT IS THE FED?
The Federal Reserve Board, or "the Fed," consists of seven presidential appointees including Chairman Greenspan. In addition to overseeing the country's Federal Reserve System--the central bank of the United States--members of the Fed serve on the Federal Open Market Committee (FOMC), which decides monetary policy. Other FOMC members include the chairman of the New York Federal Reserve Bank and four other FOMC seats that are rotated among the remaining 11 Federal Reserve Banks.
    The FOMC meets eight times a year. These meetings are preceded by the release of the so-called "Beige Book" (see sidebar) and are always followed with a great deal of interest because it is here that decisions on monetary policy are made. The meetings traditionally feature reports on international and domestic economic developments, conditions in financial markets, and forecasts for the future. Policy options are then laid out and discussed, and a vote is taken on whether the Fed will act, often by adjusting interest rates.

WHY ARE ADJUSTMENTS TO INTEREST RATES SO CLOSELY FOLLOWED?
Interest-rate changes by the Fed are important for several reasons: (1) they frequently reflect economic trends; (2) they immediately affect bond markets;
(3) they usually affect the stock market because when rates are high, people tend to be less apt to take on the greater risks of stocks; and (4) they often have a trickle-down effect.
    During 1998, the influence interest- rate changes could have on markets was very visible. An interest-rate hike was considered early on when the U.S. economy seemed in danger of overheating and sparking inflation. A rate hike would have helped slow things down by making borrowing more expensive. Instead, myriad financial difficulties abroad affected markets and slowed the U.S. economy enough to persuade the Fed to lower the federal funds rate--the interest rate banks charge each other for overnight credit--in September. When that rate cut did little to calm markets and loosen credit in the United States, the Fed cut both the federal funds rate and the discount rate--the interest rate at which banks borrow emergency funds from the Federal Reserve--in October and set off rallies in stock and bond markets. The Fed cut both interest rates again in November 1998, citing continued strains in financial markets and spurring another jump in the stock market as a whole.
    Consumers feel the effect of interest-rate adjustments as they trickle down through the banking system. Rate cuts by the Fed often prompt rate reductions on


                                 THE BEIGE BOOK

WHAT IS THE BEIGE BOOK?
The Beige Book report is published about two weeks before each FOMC meeting. The report contains anecdotal data on current economic conditions in each Federal Reserve Bank district, summarizing the information by district and sector. Interviews with key business people, economists, market experts and other sources supply the details for the report. You can find out more about the Fed's Beige Book and other interesting topics by visiting the Fed's Web site at www.bog.frb.fed.us.


                       AIM GLOBAL FINANCIAL SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


home mortgages, car loans, and variable-rate credit cards. Conversely, rate hikes usually make all forms of loans more expensive.
    Although the Fed does not directly control the financial markets, its influence over short-term interest rates makes it a potent force.

WHAT ELSE DOES THE FED DO?
The Fed is an integral part of the Federal Reserve System (FRS), created by Congress in 1913. The FRS includes 12 regional Federal Reserve Banks in New York, Atlanta, Boston, Chicago, Cleveland, Dallas, Kansas City, Minneapolis, Philadelphia, Richmond, St. Louis and San Francisco. A Federal Reserve Bank
o   clears checks,
o   lends money to banks needing emergency reserves,
o   issues currency, and
o   holds reserve deposits of member banks.
    A bank must hold a percentage of its loans as liquid reserves, meaning readily available. The Fed decides what this percentage will be and can lower it to inject more money into the economy or raise it to tighten credit.
    The Fed also determines the margin requirements for securities investors and traders and which securities may be purchased on margin. (Margin is the minimum amount of cash that a customer is required to deposit on the purchase of securities.) Known as Regulation T, this rule prevents the overextension of credit in securities transactions.
    While these other functions of the Federal Reserve System do not generate as many headlines as its interest-rate moves, they are crucial to the Fed's purpose of keeping the nation's banking system safe, flexible and stable.


FED RATE CUTS AND THE DOW

WEEKLY CLOSES, DOW JONES INDUSTRIAL AVERAGE*
7/3/98-12/31/98
===============================================================================

1998DJIA          DOW Close
7/10/98           9105.74
7/17/98           9337.97
7/24/98           8937.36
7/31/98           8883.29
8/7/98            8598.02
8/14/98           8425
8/21/98           8533.66
8/28/98           8051.68
9/4/98            7640.25
9/11/98           7795.5
9/18/98           7895.66
9/25/98           8028.77
10/2/98           7784.69
10/9/98           7899.52
10/16/98          8416.76
10/23/98          8452.29
10/30/98          8592.1
11/6/98           8975.46
11/13/98          8919.59
11/20/98          9159.55
11/27/98          9333.08
12/4/98           9016.14
12/11/98          8821.76
12/18/98          8903.63
12/24/98          9217.99
12/31/98          9181.43

===============================================================================
This graph shows the weekly closing levels for the Dow from July 3 through December 31, 1998. While the Fed does not control the Dow, which is affected by innumerable factors, its influence is clearly reflected in the index's behavior.
* The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
===============================================================================


                       AIM GLOBAL FINANCIAL SERVICES FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-68.54%

BANKS (MAJOR REGIONAL)-4.29%

BankBoston Corp.                          27,000   $ 1,323,000
--------------------------------------------------------------
Mellon Bank Corp.                         14,800     1,099,825
--------------------------------------------------------------
State Street Corp.                         8,800       770,000
--------------------------------------------------------------
Wells Fargo Co.                           22,500       971,719
--------------------------------------------------------------
                                                     4,164,544
--------------------------------------------------------------

BANKS (MONEY CENTER)-5.07%

BankAmerica Corp.                         24,143     1,738,296
--------------------------------------------------------------
Chase Manhattan Corp. (The)               28,600     2,366,650
--------------------------------------------------------------
J.P. Morgan & Co. Inc.                     6,100       821,975
--------------------------------------------------------------
                                                     4,926,921
--------------------------------------------------------------

BANKS (REGIONAL)-6.04%

City National Corp.                       43,350     1,674,394
--------------------------------------------------------------
First Tennessee National Corp.            19,100       823,687
--------------------------------------------------------------
North Fork Bancorporation, Inc.           30,000       675,000
--------------------------------------------------------------
UnionBanCal Corp.                         28,200       962,325
--------------------------------------------------------------
UST Corp.                                 19,300       466,819
--------------------------------------------------------------
Wood Bancorp, Inc.                        23,600       460,200
--------------------------------------------------------------
Zions Bancorp                             12,100       806,919
--------------------------------------------------------------
                                                     5,869,344
--------------------------------------------------------------

CONSUMER FINANCE-10.50%

Capital One Financial Corp.               10,100     1,754,244
--------------------------------------------------------------
Countrywide Credit Industries, Inc.       18,500       838,281
--------------------------------------------------------------
Doral Financial Corp.                     40,000       705,000
--------------------------------------------------------------
Investors Financial Services Corp.        56,100     2,040,637
--------------------------------------------------------------
MBNA Corp.                                38,500     1,085,219
--------------------------------------------------------------
Providian Financial Corp.                 29,300     3,781,531
--------------------------------------------------------------
                                                    10,204,912
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.19%

General Electric Co.                      11,000     1,160,500
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-12.45%

American Express Co.                      12,500     1,633,594
--------------------------------------------------------------
Associates First Capital Corp.-Class A    28,300     1,254,044
--------------------------------------------------------------
Citigroup Inc.                            51,425     3,869,731
--------------------------------------------------------------
Fannie Mae                                31,000     2,199,062
--------------------------------------------------------------
Freddie Mac                               37,900     2,378,225
--------------------------------------------------------------
UniCaptial Corp.(a)                      122,100       763,125
--------------------------------------------------------------
                                                    12,097,781
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-3.90%

AFLAC Inc.                                18,500     1,003,625
--------------------------------------------------------------
Conseco, Inc.                             38,855     1,226,361
--------------------------------------------------------------

                                        SHARES        VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)

Equitable Companies, Inc.                  6,900   $   464,456
--------------------------------------------------------------
Jefferson-Pilot Corp.                     16,200     1,091,475
--------------------------------------------------------------
                                                     3,785,917
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-3.35%

American International Group, Inc.        12,890     1,513,711
--------------------------------------------------------------
Lincoln National Corp.                     4,900       470,706
--------------------------------------------------------------
Transamerica Corp.                        17,800     1,268,250
--------------------------------------------------------------
                                                     3,252,667
--------------------------------------------------------------

INSURANCE BROKERS-2.14%

Marsh & McLennan Co.                      27,100     2,074,844
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-3.89%

Merrill Lynch & Co., Inc.                  8,100       679,894
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                          13,100     1,299,356
--------------------------------------------------------------
Schwab (Charles) Corp.                    16,450     1,805,387
--------------------------------------------------------------
                                                     3,784,637
--------------------------------------------------------------

INVESTMENT MANAGEMENT-6.71%

Alliance Capital Management L.P.          75,800     2,103,450
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                                    28,800     4,411,800
--------------------------------------------------------------
                                                     6,515,250
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-5.22%

Golden West Financial Corp.               10,000     1,001,250
--------------------------------------------------------------
GreenPoint Financial Corp.                48,884     1,710,940
--------------------------------------------------------------
TeleBanc Financial Corp.(a)               22,800     2,362,650
--------------------------------------------------------------
                                                     5,074,840
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.02%

Metris Companies Inc.                     16,240       992,670
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.29%

Avis Rent A Car, Inc.(a)                  50,400     1,581,300
--------------------------------------------------------------
Hertz Corp.-Class A                       10,800       644,625
--------------------------------------------------------------
                                                     2,225,925
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.48%

Paychex, Inc.                              9,100       464,669
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $46,636,127)                            66,595,421
--------------------------------------------------------------

FOREIGN STOCKS-23.66%

CANADA-0.96%

Newcourt Credit Group, Inc. (Savings
  & Loan Companies)                       33,500       936,300
--------------------------------------------------------------

FRANCE-2.75%

AXA S.A. (Insurance-Multi-Line)           13,150     1,697,802
--------------------------------------------------------------

                                        SHARES        VALUE
FRANCE-(CONTINUED)

Banque Nationale de Paris
  (Banks-Major Regional)                   5,500   $   455,875
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                                2,900       519,041
--------------------------------------------------------------
                                                     2,672,718
--------------------------------------------------------------

HONG KONG-1.69%

Aeon Credit Service Co. Ltd.
  (Consumer Finance)                   5,992,000     1,642,809
--------------------------------------------------------------
Peregrine Investments Holdings Ltd.
  (Investment Banking/Brokerage)(a)      532,000            69
--------------------------------------------------------------
                                                     1,642,878
--------------------------------------------------------------

IRELAND-4.79%

Allied Irish Banks PLC
  (Banks-Regional)                       128,043     2,066,088
--------------------------------------------------------------
Anglo Irish Bank Corp. PLC
  (Banks-Regional)                       334,360       989,646
--------------------------------------------------------------
Bank of Ireland (Banks-Regional)          79,800     1,597,729
--------------------------------------------------------------
                                                     4,653,463
--------------------------------------------------------------

ISRAEL-1.19%

Bank Haopalim (Banks-Money Center)       483,000     1,154,040
--------------------------------------------------------------

ITALY-1.85%

Banca Commerciale Italiana
  (Banks-Major Regional)                  67,800       558,030
--------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major
  Regional)                               81,400       412,815
--------------------------------------------------------------
San Paolo-IMI S.p.A. (Banks-Major
  Regional)                               55,000       825,165
--------------------------------------------------------------
                                                     1,796,010
--------------------------------------------------------------

JAPAN-1.69%

Nikko Securities Co., Ltd. (The)
  (Investment Banking/Brokerage)          94,000       539,167
--------------------------------------------------------------
Nomura Securities Co. Ltd.
  (Finance-Asset Management)(a)           37,000       399,045
--------------------------------------------------------------
Shohkoh Fund & Co.
  (Financial-Diversified)                  1,200       703,370
--------------------------------------------------------------
                                                     1,641,582
--------------------------------------------------------------

NETHERLANDS-2.99%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                               41,000       976,833
--------------------------------------------------------------
Athlon Groep N.V. (Retail-General
  Merchandise)                            32,900       910,725
--------------------------------------------------------------

                                        SHARES        VALUE
NETHERLANDS-(CONTINUED)

ING Groep N.V. (Insurance Brokers)        16,559   $ 1,019,982
--------------------------------------------------------------
                                                     2,907,540
--------------------------------------------------------------

PANAMA-1.31%

Banco Latinoamericano de
  Exportaciones, S.A.
  (Banks-Regional)                        40,000     1,275,000
--------------------------------------------------------------

SPAIN-0.59%

Banco de Santander (Banks-Regional)       26,500       575,651
--------------------------------------------------------------

SWITZERLAND-1.00%

UBS A.G. (Banks-Major Regional)            2,850       967,621
--------------------------------------------------------------

UNITED KINGDOM-2.28%

Lloyds TSB Group PLC (Banks-Major
  Regional)                               43,050       692,849
--------------------------------------------------------------
National Westminister Bank PLC
  (Banks-Major Regional)                  20,000       481,615
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)(a)               44,000     1,037,611
--------------------------------------------------------------
                                                     2,212,075
--------------------------------------------------------------

URUGUAY-0.57%

Banco Comercial S.A.-GDR
  (Banks-Regional)(a)(b)                  16,500       297,000
--------------------------------------------------------------
Banco Comercial S.A.-GDR
  (Banks-Regional)(b)(c)
  (Acquired 01/13/95-05/07/96; Cost
  $174,788)                               14,000       252,000
--------------------------------------------------------------
                                                       549,000
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $18,138,750)                                  22,983,878
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
REPURCHASE AGREEMENT-6.21%(D)

State Street Bank & Trust Co.,
  4.85%, 05/03/99(e) (Cost
  $6,036,000)                         $6,036,000     6,036,000
--------------------------------------------------------------
TOTAL INVESTMENTS-98.41%                            95,615,299
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.59%                  1,544,443
--------------------------------------------------------------
NET ASSETS-100.00%                                 $97,159,742
==============================================================

Investment Abbreviations:

GDR - Global Depositary Receipt

Notes to Schedule of Investments:


(a) Non-income producing security.
(b) Security fair valued in accordance with procedures established by the Board of Directors.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 04/30/99 represented 0.26% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Repurchase agreement entered into 04/30/99 with a maturing value of $6,036,000. Collateralized by $4,915,000 U.S. Treasury Note, 11.625% due 11/15/02 with a market value at 04/30/99 of $6,162,181.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $70,810,877)         $95,615,299
------------------------------------------------------------
Foreign currencies, at value (cost $1,621,875)     1,620,161
------------------------------------------------------------
Cash                                                     560
------------------------------------------------------------
Receivables for:
  Investments sold                                   477,068
------------------------------------------------------------
  Forward contracts                                    9,900
------------------------------------------------------------
  Fund shares sold                                   275,608
------------------------------------------------------------
  Dividends and interest                             128,790
------------------------------------------------------------
Other assets                                          32,562
------------------------------------------------------------
    Total assets                                  98,159,948
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                              574,654
------------------------------------------------------------
  Forward contracts                                   12,747
------------------------------------------------------------
  Fund shares reacquired                             304,512
------------------------------------------------------------
Accrued advisory fees                                 14,694
------------------------------------------------------------
Accrued administrative services fees                   2,125
------------------------------------------------------------
Accrued distribution fees                             65,334
------------------------------------------------------------
Accrued transfer agent fees                           15,970
------------------------------------------------------------
Accrued trustees' fees                                 2,065
------------------------------------------------------------
Accrued operating expenses                             8,105
------------------------------------------------------------
    Total liabilities                              1,000,206
------------------------------------------------------------
Net assets applicable to shares outstanding      $97,159,742
------------------------------------------------------------

NET ASSETS:

Class A                                          $33,100,561
============================================================
Class B                                          $54,399,665
============================================================
Class C                                          $   193,616
============================================================
Advisor Class                                    $ 9,465,900
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,387,218
============================================================
Class B                                            2,330,597
============================================================
Class C                                                8,295
============================================================
Advisor Class                                        391,933
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     23.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.86
      divided by 95.25%)                         $     25.05
============================================================
Class B:
  Net asset value and offering price per share   $     23.34
============================================================
Class C:
  Net asset value and offering price per share   $     23.34
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     24.15
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends income (net of $25,685 foreign
  withholding tax)                               $   608,271
------------------------------------------------------------
Interest                                             138,593
------------------------------------------------------------
Securities lending                                    27,022
------------------------------------------------------------
    Total investment income                          773,886
------------------------------------------------------------

EXPENSES:

Advisory fees                                        439,123
------------------------------------------------------------
Administrative services fees                          12,694
------------------------------------------------------------
Custodian fees                                        25,406
------------------------------------------------------------
Distribution fees -- Class A                          75,587
------------------------------------------------------------
Distribution fees -- Class B                         252,808
------------------------------------------------------------
Distribution fees -- Class C                              70
------------------------------------------------------------
Trustees' fees                                         5,586
------------------------------------------------------------
Transfer agent fees -- Class A                        44,888
------------------------------------------------------------
Transfer agent fees -- Class B                        75,054
------------------------------------------------------------
Transfer agent fees -- Class C                            27
------------------------------------------------------------
Transfer agent fees -- Advisor Class                  13,746
------------------------------------------------------------
Other                                                126,494
------------------------------------------------------------
    Total expenses                                 1,071,483
------------------------------------------------------------
Less: Expenses paid indirectly                          (469)
------------------------------------------------------------
    Fees waived by advisor                           (75,914)
------------------------------------------------------------
    Net expenses                                     995,100
------------------------------------------------------------
Net investment income (loss)                        (221,214)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND FORWARD CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           15,892,866
------------------------------------------------------------
  Foreign currencies                                 (48,066)
------------------------------------------------------------
  Forward contracts                                 (286,296)
------------------------------------------------------------
                                                  15,558,504
------------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                           15,212,325
------------------------------------------------------------
  Foreign currencies                                 284,071
------------------------------------------------------------
  Forward contracts                                       16
------------------------------------------------------------
                                                  15,496,412
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and forward contracts             31,054,916
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $30,833,702
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  1999           1998
                                                              ------------    -----------
OPERATIONS:

  Net investment income (loss)                                $   (221,214)   $   140,505
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, and forward contracts                   15,558,504       (702,889)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, and forward contracts                   15,496,412      1,398,601
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        30,833,702        836,217
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (27,914)       (11,044)
-----------------------------------------------------------------------------------------
  Class B                                                               --        (16,883)
-----------------------------------------------------------------------------------------
  Advisor Class                                                    (62,446)        (2,239)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                          (50,561)    (1,099,618)
-----------------------------------------------------------------------------------------
  Class B                                                          (88,384)    (1,681,050)
-----------------------------------------------------------------------------------------
  Advisor Class                                                    (16,133)      (222,890)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (5,801,941)      (847,176)
-----------------------------------------------------------------------------------------
  Class B                                                      (11,383,447)     2,731,796
-----------------------------------------------------------------------------------------
  Class C                                                          188,021             --
-----------------------------------------------------------------------------------------
  Advisor Class                                                 (2,926,139)     5,846,237
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  10,664,758      5,533,350
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           86,494,984     80,961,634
-----------------------------------------------------------------------------------------
  End of period                                               $ 97,159,742    $86,494,984
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 58,421,592    $78,345,098
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (222,583)        88,991
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, and forward contracts       14,158,317     (1,245,109)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and forward contracts                           24,802,416      9,306,004
-----------------------------------------------------------------------------------------
                                                              $ 97,159,742    $86,494,984
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
    The Fund's investment objective is to achieve long-term growth of capital. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio, (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
    The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $159,536 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.

D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Deferred Organizational Expenses-Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,100. These expenses are being amortized on a straightline basis over a five-year period.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
G. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a forward foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward foreign currency contracts at April 30, 1999 were as follows:

                        CONTRACT TO                        UNREALIZED
SETTLEMENT        -----------------------                 APPRECIATION
   DATE            DELIVER      RECEIVE       VALUE      (DEPRECIATION)
----------        ----------   ----------   ----------   --------------
 07/23/99    CAD     994,000   $  672,076   $  682,159      $(10,083)
 05/10/99    JPY  24,000,000      211,137      201,237         9,900
 05/10/99    JPY   6,000,000       49,747       50,309          (562)
 05/10/99    JPY  65,500,000      547,110      549,212        (2,102)
                               ----------   ----------      --------
                               $1,480,070   $1,482,917      $ (2,847)
                               ==========   ==========      ========

H. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
I. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
        In addition, the Portfolio's policy of concentrating its investments in companies in the financial services industry subject the Portfolio to greater risk than a Portfolio that is more diversified.
J. Indexed Securities-The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively. During the six months ended April 30, 1999, AIM waived fees of $75,914.

    A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $125,597 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $75,587, $252,808 and $70, respectively, as compensation under the Plans.

    AIM Distributors received commissions of $5,734 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

    AIM is the pricing and accounting agent for the Portfolio and the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $469 under expense offset arrangements. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $469 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.

    Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $2,923,690 were on loan to brokers. The loans were secured by cash collateral of $3,154,738 received by the Portfolio. For the six months ended April 30, 1999, the Portfolio received fees of $27,022 for securities lending.

    For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 1999 was $56,946,107 and $82,682,213, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $26,034,045
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (1,531,086)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $24,502,959
===============================================================

Cost of investments for tax purposes is $71,112,340.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                            APRIL 30, 1999             OCTOBER 31, 1998
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A                 630,497   $ 12,817,080    3,687,543   $ 67,971,118
----------------------------------------------------------------------------
  Class B                 418,758      8,233,675    2,101,129     37,907,965
----------------------------------------------------------------------------
  Class C *                 8,295        188,021           --             --
----------------------------------------------------------------------------
  Advisor                  10,284        219,117      563,080     10,164,684
----------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                   4,035         73,215       54,738        960,105
----------------------------------------------------------------------------
  Class B                   4,616         82,070       76,614      1,322,362
----------------------------------------------------------------------------
  Advisor                   4,287         78,579       12,691        225,008
----------------------------------------------------------------------------
Reacquired:
  Class A                (914,802)   (18,692,236)  (3,795,511)   (69,778,399)
----------------------------------------------------------------------------
  Class B              (1,012,742)   (19,699,192)  (2,061,758)   (36,498,531)
----------------------------------------------------------------------------
  Advisor                (158,383)    (3,223,835)    (254,804)    (4,543,455)
----------------------------------------------------------------------------
                       (1,005,155)  $(19,923,506)     383,722   $  7,730,857
============================================================================

* Class C Shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,             MAY 31, 1994 TO
                                                        APRIL 30,    ----------------------------------------      OCTOBER 31,
                                                          1999       1998(a)    1997(a)    1996(a)    1995(a)        1994(a)
                                                        ---------    -------    -------    -------    -------    ----------------
Net asset value, beginning of period                    $ 17.05      $ 17.22    $ 14.20     $ 11.92    $ 11.62        $ 11.43
---------------------------------------------------     -------      -------    -------     -------    -------        -------
Income from investment operations:
  Net investment income (loss)                            (0.03)        0.07       0.04        0.05(b)    0.17(c)        0.02(d)
---------------------------------------------------     -------      -------    -------     -------    -------        -------
  Net realized and unrealized gain on investments          6.89         0.37       3.97        2.36       0.13           0.17
---------------------------------------------------     -------      -------    -------     -------    -------        -------
    Net increase from investment operations                6.86         0.44       4.01        2.41       0.30           0.19
---------------------------------------------------     -------      -------    -------     -------    -------        -------
Distributions to shareholders:
  From net investment income                              (0.02)       (0.01)        --       (0.12)        --             --
---------------------------------------------------     -------      -------    -------     -------    -------        -------
  From net realized gain on investments                   (0.03)       (0.60)     (0.99)      (0.01)        --             --
---------------------------------------------------     -------      -------    -------     -------    -------        -------
    Total distributions                                   (0.05)       (0.61)     (0.99)      (0.13)        --             --
---------------------------------------------------     -------      -------    -------     -------    -------        -------
Net asset value, end of period                          $ 23.86      $ 17.05    $ 17.22      $14.20    $ 11.92        $ 11.62
===================================================     =======      =======    =======     =======    =======        =======
Total return(e)                                           40.32%        2.53%     29.91%      20.21%      2.58%          1.66%
===================================================     =======      =======    =======     =======    =======        =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                    $33,101      $28,433    $29,639     $ 7,302     $5,687         $3,175
===================================================     =======      =======    =======     =======    =======        =======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                        (0.26)%(f)    0.37%      0.23%       0.41%      1.46%          0.66%(g)
===================================================     =======      =======    =======     =======    =======        =======
  Without fee waivers                                     (0.43)%(f)    0.35%      0.16%      (0.66)%    (5.34)%        (7.26)%(g)
===================================================     =======      =======    =======     =======    =======        =======
Ratio of expenses to average net assets:
  With fee waivers                                         1.98%(f)     1.97%      2.29%       2.32%      2.34%          2.40%(g)
===================================================     =======      =======    =======     =======    =======        =======
  Without fee waivers                                      2.15%(f)     1.99%      2.36%       3.39%      9.14%         10.32%(g)
===================================================     =======      =======    =======     =======    =======        =======
Portfolio turnover rate                                      66%         111%        91%        103%       170%            53%(g)
===================================================     =======      =======    =======     =======    =======        =======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d) Before reimbursement the net investment income per share would have been reduced by $0.23.
(e) Total return does not include sales charge and is not annualized for periods less than one year.
(f) Ratios are annualized and based on average net assets of $30,485,185.
(g) Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,             MAY 31, 1994 TO
                                                        APRIL 30,     ----------------------------------------      OCTOBER 31,
                                                         1999(a)      1998(a)    1997(a)    1996(a)    1995(a)          1994
                                                        ---------     -------    -------    -------    -------    ----------------
Net asset value, beginning of period                    $  16.71      $ 16.97    $ 14.06   $   11.83    $11.60        $11.43
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
Income from investment operations:
  Net investment income (loss)                             (0.07)       (0.02)     (0.04)      (0.01)(b)  0.11(c)       0.00(d)
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
  Net realized and unrealized gain (loss) on
    investments                                             6.73         0.37       3.94        2.34      0.12          0.17
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
    Net increase (decrease) from investment operations      6.66         0.35       3.90        2.33      0.23          0.17
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
Distributions to shareholders:
  From net investment income                                  --        (0.01)        --       (0.09)       --            --
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
  From net realized gain on investments                    (0.03)       (0.60)     (0.99)      (0.01)       --            --
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
    Total distributions                                    (0.03)       (0.61)     (0.99)      (0.10)       --            --
------------------------------------------------------- --------      -------    -------   ---------    ------        ------
Net asset value, end of period                          $  23.34      $ 16.71    $ 16.97   $   14.06    $11.83        $11.60
======================================================= ========      =======    =======   =========    ======        ======
Total return(e)                                            39.93%        2.08%     29.13%      19.81%     1.98%         1.49%
======================================================= ========      =======    =======   =========    ======        ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                    $ 54,400      $48,785    $47,585   $   9,886    $4,548        $2,235
======================================================= ========      =======    =======   =========    ======        ======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                         (0.76)%(f)   (0.13)%    (0.27)%     (0.09)%    0.96%         0.16%(g)
======================================================= ========      =======    =======   =========    ======        ======
  Without fee waivers                                      (0.93)%(f)   (0.15)%    (0.34)%     (1.16)%   (5.84)%       (7.76)%(g)
======================================================= ========      =======    =======   =========    ======        ======
Ratio of expenses to average net assets:
  With fee waivers                                          2.48%(f)     2.47%      2.79%       2.82%     2.84%         2.90%(g)
======================================================= ========      =======    =======   =========    ======        ======
  Without fee waivers                                       2.65%(f)     2.49%      2.86%       3.89%     9.64%        10.82%(g)
======================================================= ========      =======    =======   =========    ======        ======
Portfolio turnover rate                                       66%         111%        91%        103%      170%           53%(g)
======================================================= ========      =======    =======   =========    ======        ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.59.
(d) Before reimbursement the net investment income per share would have been reduced by $0.23.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f) Ratios are annualized and based on average net assets of $50,980,634.
(g) Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS C                               ADVISOR CLASS
                                                     ----------------    ----------------------------------------------------------
                                                                                                                     JUNE 1, 1995
                                                                                       YEAR ENDED OCTOBER 31,             TO
                                                     MARCH 1, 1999 TO    APRIL 30,    -----------------------------    OCTOBER 31,
                                                      APRIL 30, 1999      1999(a)     1998(a)    1997(a)    1996(a)      1995(a)
                                                     ----------------    ---------    -------    -------    -------    ------------
Net asset value, beginning of period                      $19.58         $ 17.31     $ 17.40    $ 14.26     $11.95       $11.09
----------------------------------------------------      ------         -------     -------    -------     ------       ------
Income from investment operations:
  Net investment income (loss)                             (0.02)           0.01        0.17       0.12       0.12(b)      0.09(c)
----------------------------------------------------      ------         -------     -------    -------     ------       ------
  Net realized and unrealized gain (loss) on
    investments                                             3.78            6.98        0.35       4.01       2.36         0.77
----------------------------------------------------      ------         -------     -------    -------     ------       ------
    Net increase (decrease) from investment
      operations                                            3.76            6.99        0.52       4.13       2.48         0.86
----------------------------------------------------      ------         -------     -------    -------     ------       ------
Distributions to shareholders:
  From net investment income                                  --           (0.12)      (0.01)        --      (0.16)          --
----------------------------------------------------      ------         -------     -------    -------     ------       ------
  From net realized gain on investments                       --           (0.03)      (0.60)     (0.99)     (0.01)          --
----------------------------------------------------      ------         -------     -------    -------     ------       ------
    Total distributions                                       --           (0.15)      (0.61)     (0.99)     (0.17)          --
----------------------------------------------------      ------         -------     -------    -------     ------       ------
Net asset value, end of period                            $23.34         $ 24.15     $ 17.31    $ 17.40     $14.26       $11.95
====================================================      ======         =======     =======    =======     ======       ======
Total return(d)                                            19.20%          40.69%       3.03%     30.52%     20.87%        7.75%
====================================================      ======         =======     =======    =======     ======       ======
Ratios and supplemental data:
Net assets, end of period (in 000's)                      $  194         $ 9,466     $ 9,276    $ 3,738     $   72       $   31
====================================================      ======         =======     =======    =======     ======       ======
Ratio of net investment income (loss) to average
  net assets:
  With fee waivers                                         (0.76)%(e)       0.24%(e)    0.87%      0.73%      0.91%        1.96%(f)
====================================================      ======         =======     =======    =======     ======       ======
  Without fee waivers                                      (0.93)%(e)       0.07%(e)    0.85%      0.66%     (0.16)%      (4.84)%(f)
====================================================      ======         =======     =======    =======     ======       ======
Ratio of expenses to average net assets:
  With fee waivers                                          2.48%(e)        1.48%(e)    1.47%      1.79%      1.82%        1.84%(f)
====================================================      ======         =======     =======    =======     ======       ======
  Without fee waivers                                       2.65%(e)        1.65%(e)    1.49%      1.86%      2.89%        8.64%(f)
====================================================      ======         =======     =======    =======     ======       ======
Portfolio turnover rate                                       66%             66%        111%        91%       103%         170%
====================================================      ======         =======     =======    =======     ======       ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.13.
(c) Before reimbursement the net investment income per share would have been reduced by $0.30.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $41,802 and $9,332,050 for Class C and Advisor Class, respectively.
(f) Annualized.

BOARD OF TRUSTEES                              OFFICERS                             OFFICE OF THE FUND
C. Derek Anderson                              Robert H. Graham                     11 Greenway Plaza
President, Plantagenet Capital                 Chairman and President               Suite 100
Management, LLC (an investment                                                      Houston, TX 77046
partnership); Chief Executive Officer,         Dana R. Sutton
Plantagenet Holdings, Ltd.                     Vice President and Treasurer         INVESTMENT MANAGER
(an investment banking firm)
                                               Samuel D. Sirko                      A I M Advisors, Inc.
Frank S. Bayley                                Vice President and Secretary         11 Greenway Plaza
Partner, law firm of                                                                Suite 100
Baker & McKenzie                               Melville B. Cox                      Houston, TX 77046
                                               Vice President
Robert H. Graham                                                                    TRANSFER AGENT
President and Chief Executive Officer,         Gary T. Crum
A I M Management Group Inc.                    Vice President                       A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Arthur C. Patterson                            Carol F. Relihan                     Houston, TX 77210-4739
Managing Partner, Accel Partners               Vice President
(a venture capital firm)                                                            CUSTODIAN
                                               Mary J. Benson
Ruth H. Quigley                                Assistant Vice President and         State Street Bank and Trust Company
Private Investor                               Assistant Treasurer                  225 Franklin Street
                                                                                    Boston, MA 02110
                                               Sheri Morris
                                               Assistant Vice President and         COUNSEL TO THE FUND
                                               Assistant Treasurer
                                                                                    Kirkpatrick & Lockhart LLP
                                               Nancy L. Martin                      1800 Massachusetts Avenue, N.W.
                                               Assistant Secretary                  Washington, D.C. 20036-1800

                                               Ofelia M. Mayo                       COUNSEL TO THE TRUSTEES
                                               Assistant Secretary
                                                                                    Paul, Hastings, Janofsky & Walker LLP
                                               Kathleen J. Pflueger                 Twenty Third Floor
                                               Assistant Secretary                  555 South Flower Street
                                                                                    Los Angeles, CA 90071

                                                                                    DISTRIBUTOR

                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046


                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                                  A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                               provided leadership in the
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                            mutual-fund industry since 1976
AIM Capital Development Fund                                                                 and managed approximately $112
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                          billion in assets for more than
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund                6.3 million shareholders,
AIM Large Cap Growth Fund                AIM Asian Growth Fund                               including individual investors,
AIM Mid Cap Equity Fund(2), (A)          AIM Developing Markets Fund(2)                      corporate clients and financial
AIM Select Growth Fund(3)                AIM Europe Growth Fund(2)                           institutions as of March 31,
AIM Small Cap Growth Fund(2), (B)        AIM European Development Fund                       1999.
AIM Small Cap Opportunities Fund         AIM International Equity Fund                           The AIM Family of
AIM Value Fund                           AIM Japan Growth Fund(2)                            Funds--Registered Trademark--
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)                   is distributed nationwide, and
                                         AIM New Pacific Growth Fund(2)                      AIM today is the 10th-largest
GROWTH & INCOME FUNDS                                                                        mutual-fund complex in the
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS                                 United States in assets under
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund                   management, according to
AIM Advisor Real Estate Fund             AIM Global Growth Fund                              Strategic Insight, an
AIM Balanced Fund                                                                            independent mutual-fund
AIM Basic Value Fund(2), (C)             GLOBAL GROWTH & INCOME FUNDS                        monitor.
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications and Technology Fund(2), (E)
                                         AIM Global Trends Fund(2), (F)

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                            [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--